Bionutics, Inc.
Consolidated Balance Sheets

	October	October
	2002	2001
	Actual	Actual	Variance

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$27,514	$100,960	(73,446)
Trade receivables, net of allowance for bad debts of $304,677
and $304,677, respectively	540	6,440	(5,900)
Inventory	33,418	44,423	(11,005)
Prepaid expenses	2,309	0	2,309
Other current assets	18,220	15,244	2,976

Total Current Assets	82,001	167,067	(85,066)

PROPERTY - Net of accumulated depreciation of $316,604
and $354,886, respectively	0	3,161	(3,161)

OTHER ASSETS:
Patent applications and other related costs - net of accumulated
amortization of $232,657 and $204,993, respectively	336,808	364,472	(27,664)
Investment in InCon Processing, LLC	2,284,042	2,729,370	(445,328)

Total Other Assets	2,620,850	3,093,842	(472,992)

TOTAL	$2,702,851	$3,264,070	(561,219)

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts Payable	$1,586,148	$971,960	614,188
Accrued salaries and benefits	107,598	259,537	(151,939)
Other accrued liabilities	625,473	467,412	158,061
Current portion of notes payable	1,254,500	583,000	671,500

Total Current Liabilities	3,573,719	2,281,909	1,291,810

STOCKHOLDERS' EQUITY
Common Stock	4,352	4,352	0
Preferred Stock	798,998	798,998	0
Additional paid-in capital	37,853,911	37,628,886	225,025
Warrants	605,258	750,743	(145,485)
Accumulated deficit	(40,133,387)	(38,200,818)	(1,932,569)

Total stockholders' equity	(870,868)	982,161	(1,853,029)

TOTAL	$2,702,851	$3,264,070	(561,219)

Bionutrics, Inc.
Consolidated Statement of Income Summary
^10/31/02

October				Year to Date

2002	2001	Variance		2002	2001	Variance

			Revenue
$9,938	($9,765)	$19,703	Bionutrics Health Products	$36,516	$37,630	($1,114)

9,938	(9,765)	19,703	TOTAL	36,516	37,630	(1,114)

			Cost of Sales
1,782	999	783	Bionutrics Health Products	14,132	59,745	(45,613)

1,782	999	783	TOTAL	14,132	59,745	(45,613)

8,156	(10,764)	18,920	Gross Margin	22,384	(22,115)	44,499

			S G & A
228	33,859	(33,631)	Bionutrics Health Products	28,998	353,932	(324,934)
61,227	190,368	(129,141)	Bionutrics Inc.	1,210,403	1,705,826	(495,423)
0	1,300	(1,300)	Incon Technology	(9,725)	11,745	(21,470)
0	0	0	Nutrition Technology Corp	1,000	(10,000)	11,000
(2,406)	17,113	(19,519)	Lipogenics, Inc.	100,457	403,472	(303,015)

59,049	242,640	(183,591)	TOTAL	1,331,133	2,464,975	(1,133,842)

			E B I T
7,928	(44,623)	52,551	Bionutrics Health Products	(6,614)	(376,047)	369,433
0	0	0	Nutrition Technology Corp	(1,000)	10,000	(11,000)
(61,227)	(190,368)	129,141	Bionutrics, Inc.	(1,210,403)	(1,705,826)	495,423
0	(1,300)	1,300	Incon Technology	9,725	(11,745)	21,470
2,406	(17,113)	19,519	Lipogenics, Inc.	(100,457)	(403,472)	303,015

(50,893)	(253,404)	202,511	TOTAL	(1,308,749)	(2,487,090)	1,178,341

			Other (Expense) Income

0	0	0	Other Income (expense)	0	0	0
(8,248)	(30,897)	22,649	Interest Income (expense)	(178,492)	(44,279)	(134,213)
(81,109)	(57,130)	(23,979)	Gain/Loss on Investment	(445,328)	(357,816)	(87,512)

(89,357)	(88,027)	(1,330)	TOTAL	(623,820)	(402,095)	(221,725)

(140,250)	(341,431)	201,181	E B T	(1,932,569)	(2,889,185)	956,616

0	0	0	Provision for Taxes	0	0	0

($140,250)	($341,431)	$201,181	NET LOSS	($1,932,569)	($2,889,185)	$956,616

Bionutics, Inc.
Consolidated Balance Sheets
October-03

	October	October
	2003	2002
	Actual	Actual	Variance

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$3,153	$27,514	(24,361)
Trade receivables, net of allowance for bad debts of $304,677
and $304,677, respectively	0	540	(540)
Inventory	27,590	33,418	(5,828)
Prepaid expenses	680	2,309	(1,629)
Other current assets	14,923	18,220	(3,297)

Total Current Assets	46,346	82,001	(35,655)

PROPERTY - Net of accumulated depreciation of $175,905
and $316,603, respectively	0	0	0

OTHER ASSETS:
Patent applications and other related costs - net of accumulated
amortization of $252,223 and $232,657, respectively	384,742	336,808	47,934
Investment in InCon Processing, LLC	1,738,643	2,284,042	(545,399)

Total Other Assets	2,123,385	2,620,850	(497,465)

TOTAL	$2,169,731	$2,702,851	(533,120)

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts Payable	$1,632,659	$1,586,148	46,511
Accrued Liabilities	839,835	733,071	106,764
Current portion of notes payable and capital leases	1,404,500	1,254,500	150,000

Total Current Liabilities	3,876,994	3,573,719	303,275

STOCKHOLDERS' EQUITY
Common Stock	4,352	4,352	0
Preferred Stock	798,998	798,998	0
Additional paid-in capital	38,047,945	37,853,911	194,034
Warrants	448,023	605,258	(157,235)
Accumulated deficit	(41,006,581)	(40,133,387)	(873,194)

Total stockholders' equity	(1,707,263)	(870,868)	(836,395)

TOTAL	$2,169,731	$2,702,851	(533,120)

Bionutrics, Inc.
Consolidated Statement of Income Summary
Oct-03

October				Year to Date

2003	2002	Variance		2003	2002	Variance

			Revenue
$2,526	$9,938	($7,412)	Bionutrics Health Products	$31,978	$0	$31,978

2,526	9,938	(7,412)	TOTAL	31,978	0	31,978

			Cost of Sales
421	1,782	(1,361)	Bionutrics Health Products	5,829	0	5,829

421	1,782	(1,361)	TOTAL	5,829	0	5,829

2,105	8,156	(6,051)	Gross Margin	26,149	0	26,149

			S G & A
2,393	228	2,165	Bionutrics Health Products	24,859	0	24,859
41,340	61,227	(19,887)	Bionutrics Inc.	517,538	0	517,538
0	0	0	Nutrition Technology Corp	0	0	0
0	(2,406)	2,406	Lipogenics, Inc.	10,521	0	10,521
0	0	0	InCon Technologies, Inc.	0	0	0

43,733	59,049	(15,316)	TOTAL	552,918	0	552,918

			E B I T
(288)	7,928	(8,216)	Bionutrics Health Products	1,290	0	1,290
0	0	0	Nutrition Technology Corp	0	0	0
(41,340)	(61,227)	19,887	Bionutrics, Inc.	(517,538)	0	(517,538)
0	2,406	(2,406)	Lipogenics, Inc.	(10,521)	0	(10,521)
0	0	0	InCon Technologies, Inc.	0	0	0

(41,628)	(50,893)	9,265	TOTAL	(526,769)	0	(526,769)

			Other (Expense) Income

(1,500)	(8,248)	6,748	Interest Income (expense)	(33,047)	0	(33,047)
0	0	0	Other income	250,000	0	250,000
4,500	0	4,500	Gain/Loss on asset disposal	(17,979)	0	(17,979)
(404,501)	(81,109)	(323,392)	Gain/Loss on Investment	(545,399)	0	(545,399)

(401,501)	(89,357)	6,748	TOTAL	(346,425)	0	(33,047)

(443,129)	(140,250)	(302,879)	E B T	(873,194)	0	(873,194)

0	0	0	Provision for Taxes	0	0	0

($443,129)	($140,250)	($302,879)	NET LOSS	($873,194)	$0	($873,194)